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                       Securities and Exchange Commission
                            Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                                December 24, 2002
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                Date of Report (Date of earliest event reported)


                     Entravision Communications Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                     0-23125                   95-4783236
      --------------               -------------              -------------
(State of other jurisdiction (Commission File Number)         (IRS Employer
     of incorporation)                                    Identification Number)


  2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California     90404
--------------------------------------------------------------------- ----------
              (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:           (310) 447-3870

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Item 5. Other Information.

     Attached hereto as Exhibit 99 is a copy of the press release issued by Entravision Communications Corporation (the "Corporation") on December 24, 2002, regarding the execution of a definitive agreement to acquire certain assets from Big City Radio, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits. The following exhibits are filed herewith:

          Exhibit No.  Document
          -----------  --------
              99 Press Release issued by Entravision Communications Corporation on December 24, 2002.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ENTRAVISION COMMUNICATIONS CORPORATION


Date:  December 26, 2002             By:      /s/  Walter F. Ulloa
                                        --------------------------
                                        Walter F. Ulloa, Chief Executive Officer


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